SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 28, 2009

                        MERIDIAN INTERSTATE BANCORP, INC.
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               (Exact Name of Registrant as Specified in Charter)

         Massachusetts                  001-33898                20-4652200
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(State or Other Jurisdiction)     (Commission File No.)     (I.R.S. Employer
 of Incorporation)                                           Identification No.)


10 Meridian Street, East Boston, Massachusetts                     02128
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(Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code:  (617) 567-1500


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02      Departure  of  Directors  or  Principal  Officers;   Election  of
               Directors;   Appointment   of  Certain   Officers;   Compensatory
               Arrangements of Certain Officers
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On April 28, 2009,  Meridian  Interstate  Bancorp,  Inc. (the "Company") and its
subsidiary, East Boston Savings Bank (the "Bank"), agreed to hire Gregory Derderian, CPA as the new Chief Financial Officer of the Company and Bank. Mr. Derderian is expected to commence his duties on May 18, 2009.

Mr. Derderian, age 43, served as Chief Financial Officer and Treasurer of Mechanics Co-operative Bank in Taunton, Massachusetts beginning in 2003. He has also held the title of Executive Vice President since January 2008. Mr. Derderian held various finance positions at First Fed America Bancorp from 1997 to 2003. He was an internal auditor from 1991 to 1995 with Washington Trust after working for four years with Ward, Fisher & Co CPAs.

A press release announcing Mr. Derderian's hiring is filed as Exhibit 99 to this Current Report.


Item 9.01.     Financial Statements and Exhibits.
               ----------------------------------

          (a)  Not Applicable.

          (b)  Not Applicable.

          (c)  Not Applicable.

          (d)  Exhibits.

          Exhibit No.         Exhibit

          99                  Press Release dated May 4, 2009

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           MERIDIAN INTERSTATE BANCORP, INC.



DATE: May 4, 2009                     By:  \s\ Deborah J. Jackson
                                           ------------------------------------
                                           Deborah J. Jackson
                                           President and Chief Operating Officer